Exhibit 10.1

Acceptance Notice/
Banc of America Leasing & Capital, LLC	Pay Proceeds Authorization

Master Loan and Security Agreement Number: 17608-70000

Equipment Security Note Number: 17608-70007 (the “Transaction”)

To: Banc of America Leasing & Capital, LLC

The undersigned hereby certifies that all property described in the above-referenced Transaction by and between Banc of America Leasing & Capital, LLC, and the undersigned has been furnished, that delivery and installation has been fully completed as required, and that the such property has been irrevocably accepted and is satisfactory in all respects to the undersigned for purposes of the Transaction.

We hereby authorize you to disburse the proceeds of this Transaction as follows:

Disburse To:	Amount:

Destination XL Group, Inc.	$97,403.56

TOTAL Disbursement	$97,403.56

Destination XL Group, Inc.
(Debtor)

By:	/s/ DAVID A. LEVIN

Title:	President, CEO

Date:	12-20-13

Pay Proceeds Authorization 4.1.06	Page 1 of 1

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 17608-70007

This Equipment Security Note No. 17608-70007, dated as of December 23, 2013 (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 17608-70000 dated as of July 20, 2007 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Destination XL Group, Inc. (“Borrower”). All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity. All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1. Equipment Financed; Equipment Location; Grant of Security Interest. Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit A attached hereto

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit B attached hereto

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement. Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2. Payments. For value received, Borrower promises to pay to the order of Lender, the principal amount of $97,403.56, together with interest thereon as provided herein. This Equipment Note shall be payable by Borrower to Lender in 48 consecutive monthly, installments of principal and interest (the “Payments”) commencing on January 23, 2014 (the “Initial Payment”) and continuing thereafter through and including December 23, 2017 (the “Maturity Date”) (collectively, the “Equipment Note Term”). Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a) Interest Rate.

Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of 3.0666 percent per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the Advance Date set forth below until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

Equipment Security Note 4.1.06	Page 1 of 2

(b) Payment Amount.

The principal and interest amount of each Payment shall be $2,158.83.

3. Prepayment The outstanding principal balance of this Equipment Note may be prepaid in whole or part at any time, together with interest and late charges accrued through the date of the prepayment, provided that such prepayment shall be accompanied by a prepayment charge calculated as follows: one percent (1%) of the amount of the prepaid if such prepayment occurs during the period from the date of this Equipment Note to the first anniversary hereof; one-half percent (0.5%) of the amount prepaid if such prepayment occurs during the period commencing on the first day after the first anniversary hereof and continuing through the second anniversary hereof; and no prepayment charge if such prepayment occurs thereafter. Partial prepayments shall be applied against principal installments in their inverse order of maturity. A prepayment charge will not be due if this Equipment Note is refinanced with the Lender.

4. Borrower Acknowledgements. Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder. By its execution and delivery of this Equipment Note, Borrower:

(a)	reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)	represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower since August 3, 2013;

(c)	authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)	agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

BANC OF AMERICA LEASING & CAPITAL, LLC		Borrower: DESTINATION XL GROUP, INC.

By:	/s/ GINA M. CABRAL	By:	/s/ DAVID A. LEVIN

Printed Name:	GINA M. CABRAL	Printed Name:	DAVID A. LEVIN

Title:	Vice President	Title:	President, CEO

Equipment Security Note 4.1.06	Page 2 of 2

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70007

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

Equipment Location: 555 Turnpike Street, Canton, MA 02021
10	141	Corporate (DC)	EQUIP-C	900535285	Roller	9/12/2013
10	141	Corporate (DC)	EQUIP-C	E-8627	Shock Absorbers	10/17/2013
10	141	Corporate (DC)	EQUIP-C	E8632	Shock Absorbers	10/17/2013
10	141	Corporate (DC)	EQUIP-C	E-8656	Shock Absorbers	11/14/2013
10	141	Corporate (DC)	EQUIP-C	BIP84900	Batteries	10/10/2013

Equipment Location: 555 Turnpike Street, Canton, MA 02021
10	181	Corporate (MIS)	HWC	XJ82RCK17	Laptops	10/21/2013
10	181	Corporate (MIS)	HW-C	S8342686	Surface Pro 2 Computer	11/4/2013
10	181	Corporate (MIS)	HW-C	S8361808	Computer Keyboard	11/14/2013
10	181	Corporate (MIS)	HWC	971294811	iPhones/iPads	10/18/2013
10	181	Corporate (MIS)	HWC	2677866484	Computer Mouse	10/2/2013
10	181	Corporate (MIS)	HWC	9712094810	iPhones/iPads	10/18/2013
10	181	Corporate (MIS)	HWC	9712094813	iPhones/iPads	10/18/2013
10	181	Corporate (MIS)	HW-C	9713788586	iPhones/iPads	11/18/2013
10	181	Corporate (MIS)	HW-C	9713788589	iPhones/iPads	11/18/2013
10	181	Corporate (MIS)	HW-C	9713788590	iPhones/iPads	11/18/2013
10	181	Corporate (MIS)	HW-C	9713788591	iPhones/iPads	11/18/2013
10	181	Corporate (MIS)	HW-C	00014332	Telephone System	7/1/2013

As more fully described in the electronic disk provided to Lender by Borrower.

Destination XL Group, Inc.

By:	/s/ DAVID A. LEVIN

Title:	President, CEO

EXHIBIT B EQUIPMENT SECURITY NOTE NO. 17608-70007

STORE	LOCATION	CENTER NAME	ADDRESS1	CITY	ST	ZIP CODE
10	141	Corporate (DC)	555 Turnpike Street	CANTON	MA	02021
10	181	Corporate (MIS)	555 Turnpike Street	CANTON	MA	02021

Destination XL Group, Inc.

By:	/s/ DAVID A. LEVIN

Title:	President, CEO

DAVID A. LEVIN
PRESIDENT
CHIEF EXECUTIVE OFFICER	December 23, 2013

Banc of America Leasing & Capital, LLC

125 Dupont Drive

Providence, RI 02907

Attn: Steven J. Beadling

RE: Equipment Security Note Number 17608-70007, dated as of December 23, 2013 between Destination XL Group, Inc. (“Borrower”) and Banc of America Leasing & Capital, LLC (“Lender”) (the “Equipment Note”)

Dear Mr. Beadling:

By executing this letter, the undersigned, David Levin, as the duly elected or appointed Chief Executive Officer of Borrower, hereby represents, warrants, covenants and certifies that the Equipment described on the attached Exhibit A (the “Equipment”) which will be financed under the above-referenced Equipment Note has been paid for in full by Borrower.

See Exhibit A attached hereto and made a part hereof.

The undersigned hereby further represents, warrants, covenants and certifies that said title to the Equipment has passed to Borrower free and clear of all liens and encumbrances.

Please do not hesitate to call me at 1 (781) 828-9300 if you have any questions regarding the above or the attached.

By:	/s/ DAVID A. LEVIN

Name:	David Levin
Title:	President & CEO

DLEVIN@DXLG.COM 781.828.9300 x2000	DESTINATIONXL.COM	555 TURNPIKE STREET CANTON, MA 02021-2724